UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 14, 2023
Date of Report (Date of earliest event reported)

GENESIS UNICORN CAPITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41287	85-4283150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

281 Witherspoon Street, Suite 120
Princeton, New Jersey 08540

(Address of Principal Executive Offices, and Zip Code)

(609) 466-0792

Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one redeemable warrant	GENQU	The NASDAQ Stock Market LLC
Class A Common Stock, $0.0001 par value	GENQ	The NASDAQ Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GENQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Participants in the Solicitation

Genesis Unicorn Capital Corp., Delaware corporation (“GUCC”), Environmental Solutions Group Holdings Limited, a Cayman Islands exempted company (“ESGL”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of shares of GUCC common stock in respect of the proposed transaction described herein. Information about GUCC’s directors and executive officers and their ownership of GUCC’s common stock is set forth in GUCC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”) and the final prospectus dated February 14, 2022 (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) in connection with the initial public offering of GUCC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where To Find It

In connection with the proposed transactions described herein, ESGL Holdings Limited, a Cayman Islands exempted company (“PubCo”), has filed or will file relevant materials with the SEC, including a registration statement on Form F-4 (the “Registration Statement”), which Registration Statement will also include a proxy statement of GUCC. Promptly after the Registration Statement is declared effective, GUCC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITYHOLDERS OF GUCC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT GUCC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GUCC, ESGL AND THE PROPOSED TRANSACTION. The Registration Statement, definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by GUCC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Genesis Unicorn Capital Corp., 281 Witherspoon Street, Suite 120, Princeton, New Jersey.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions (the “Merger”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) among GUCC, PubCo, ESGH Merger Sub Corp. (“Merger Sub”) and ESGL, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on GUCC and ESGL managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against GUCC, the combined company, or others following the announcement of the Merger and the Merger Agreement; (3) the inability to complete the Merger, including due to the failure to obtain approval of GUCC’s stockholders or to satisfy other conditions to closing in the Merger Agreement; (4) the amount of redemption requests made by GUCC’s stockholders; (5) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws; (6) the ability to meet Nasdaq listing standards following the consummation of the Merger; (7) the risk that the Merger disrupts current plans and operations of ESGL as a result of the announcement and consummation of the Merger; (8) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners and retain its management and key employees; (9) costs related to the Merger; (10) changes in applicable laws or regulations; (11) the possibility that ESGL or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (12) the availability of capital and ESGL estimates of expenses; (13) changes in the assumptions underlying ESGL’s expectations regarding its future business or business model; and (14) other risks and uncertainties set forth in the Registration Statement to be filed by GUCC with the SEC in connection with the Merger, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by GUCC.

A further list and description of risks and uncertainties can be found in the Form 10-K and in the Registration Statement that has been filed with the SEC by PubCo in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this Current Report is based only on information currently available to GUCC and PubCo and speaks only as of the date on which it is made. GUCC and PubCo undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

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Item 1.01. Entry Into a Material Definitive Agreement

As approved by its stockholders at the special meeting of stockholders held on February 14, 2023 (the “Special Meeting”), Genesis Unicorn Capital Corp. (“GUCC”) entered into an amendment to the Investment Management Trust Agreement, dated as of February 14, 2022, with Continental Stock Transfer & Trust Company, on February 14, 2023 (the “Trust Amendment”). Pursuant to the Trust Amendment, GUCC has the right to extend the time for GUCC to complete its business combination (the “Business Combination Period”) under the Trust Agreement for a period of 12 months from February 17, 2023 to February 17, 2024 and to the extent GUCC’s Amended and Restated Certificate of Incorporation is amended to extend the Business Combination Period, by depositing $0.06 for each issued and outstanding share of common stock issued in GUCC’s initial public offering that has not been redeemed for each such one-month extension into GUCC’s trust account (“Trust Account”). The Trust Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

As approved by its stockholders at the Special Meeting, GUCC filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on February 14, 2023 giving GUCC the right to extend the Business Combination Period from February 17, 2023 to February 17, 2024.

As approved by its stockholders at the Special Meeting, GUCC also amended Section 9.2(a) of GUCC’s Amended and Restated Certificate of Incorporation by deleting the existing Section 9.2(a) and replacing it with the following: “9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination or upon the vote of a proposal to amend the Amended and Restated Certificate pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares (i) in an amount that would cause the Corporation to have net tangible assets to be less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”) either immediately prior to or upon consummation of the initial Business Combination and after payment of any underwriters’ fees and commissions or any greater net tangible assets or cash requirement which may be contained in the agreement relating to the initial Business Combination, or (ii) otherwise is exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering” (the “Net Tangible Asset Requirement Amendment”).

The amendment to GUCC’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 14, 2023, GUCC held the Special Meeting. On January 17, 2023, the record date for the Special Meeting, there were 9,045,456 shares of Class A common stock and 2,156,250 shares of Class B common stock of GUCC entitled to be voted at the Special Meeting, 76.53% of which were represented in person or by proxy.

1.	Extension Amendment

Stockholders approved the proposal to amend GUCC’s Amended and Restated Certificate of Incorporation, giving GUCC the right to extend the Business Combination Period from February 17, 2023 to February 17, 2024. Adoption of this proposal required approval by the affirmative vote of at least a majority of GUCC’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
8,572,143	0	0

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2.	Trust Amendment

Stockholders approved the proposal to amend GUCC’s Investment Management Trust Agreement, dated as of February 14, 2022, by and between GUCC and Continental Stock Transfer & Trust Company, giving GUCC the right to extend the Business Combination Period from February 17, 2023 to February 17, 2024 and to the extent GUCC’s Amended and Restated Certificate of Incorporation is amended to extend the Business Combination Period by depositing into the Trust Account $0.06 for each issued and outstanding share of common stock issued in the GUCC’s initial public offering that has not been redeemed for each such one-month extension. Adoption of the Trust Amendment required approval by the affirmative vote of at least 65% of GUCC’s outstanding common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
8,572,143	0	0

3.	Net Tangible Asset Requirement Amendment

Stockholders approved the proposal to amend Section 9.2(a) of GUCC’s Amended and Restated Certificate of Incorporation by deleting the existing Section 9.2(a) and replacing it with the following: “9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination or upon the vote of a proposal to amend the Amended and Restated Certificate pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares (i) in an amount that would cause the Corporation to have net tangible assets to be less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”) either immediately prior to or upon consummation of the initial Business Combination and after payment of any underwriters’ fees and commissions or any greater net tangible assets or cash requirement which may be contained in the agreement relating to the initial Business Combination, or (ii) otherwise is exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.” Adoption of the Net Tangible Asset Requirement Amendment required approval by the affirmative vote of at least a majority of GUCC’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
8,251,722	320,421	0

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Special Meeting, 3,177,941 shares were tendered for redemption.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of GUCC dated February 14, 2023
10.1	Amendment to the Investment Management Trust Agreement, dated as of February 14, 2022, between GUCC and Continental Stock Transfer & Trust Company dated February 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2023

GENESIS UNICORN CAPITAL CORP.

By:	/s/ Samuel Lui
Name:	Samuel Lui
Title:	President and Chief Financial Officer

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